Prospectus Supplement

John Hancock Investment Trust

Supplement dated April 13, 2018 to the current Prospectus, as may be supplemented (the “Prospectus”)

John Hancock Seaport Fund (the “fund”)

Effective on or about April 20, 2018, the fund is changing its name to John Hancock Seaport Long/Short Fund. Accordingly, all references to John Hancock Seaport Fund will be changed to reflect the fund’s new name.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Investment Trust

Supplement dated April 13, 2018 to the current Statement of Additional Information, as revised (the “SAI”)

John Hancock Seaport Fund (the “fund”)

Effective on or about April 20, 2018, the fund is changing its name to John Hancock Seaport Long/Short Fund. Accordingly, all references to John Hancock Seaport Fund will be changed to reflect the fund’s new name.

You should read this Supplement in conjunction with the SAI and retain it for future reference.